THE GABELLI UTILITIES FUND

                              FIRST QUARTER REPORT
                                 MARCH 31, 2000





                                                                 [Photo omitted]
                                                              Timothy P. O'Brien


TO OUR SHAREHOLDERS,

      The first quarter of 2000 was mixed, but generally favorable, for utility investors. Interest rates at the short end of the yield curve continued to rise, as the Federal Reserve continued its tighter monetary policy in order to restrain inflation. Interest rates at the long end of the yield curve fell from nearly 6.5% at year-end to well below 6.0% as of March 31. While this would normally result in meaningful price appreciation for utility shares, widening corporate and agency credit spreads combined with a substantial decline in utility merger activity from the torrid pace of 1999 to hold price gains in check. U.S. utility stocks rose in nominal terms but underperformed the broader equity market. Natural gas stocks performed well in the first quarter, while electric, telecommunications and water stocks were generally flat to down.

      The outlook for utility stock performance this year looks generally positive. The now-inverted Treasury yield curve indicates that interest rates are probably near the peak for this cycle, and falling long term rates should result in utility stock price appreciation. The unsettled equity market conditions seen in early April may lead investors to appreciate the high yields and relatively stable prices of utility stocks. Looking beyond the immediate future, electric, gas and water stocks are likely to benefit from continuing domestic consolidation and increasing foreign interest in the U.S. market. Telecommunications consolidation in the U.S. has gone about as far as it can go, at least for the largest carriers, but foreign telecom giants with premium multiples are eyeing the U.S. market hungrily. With foreign telecom buyers having the size, the valuations and the interest to buy in North America, deal activity is likely to revive, with American companies more likely sellers than buyers at current valuations.


INVESTMENT PERFORMANCE

      For the first quarter ended March 31, 2000 the Gabelli Utilities Fund's (the "Fund") total return was 10.04%. The Standard & Poor's ("S&P") Utility Index and Lipper Utility Fund Average had total returns of 8.10% and 6.88%, respectively, over the same period. The S&P Utility Index is an

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------

                                          Quarter
                            ------------------------------------
                             1st       2nd       3rd        4th         Year
                             ---       ---       ---        ---         ----
2000:   Net Asset Value     $11.76      --         --         --           --
        Total Return         10.0%      --         --         --           --
--------------------------------------------------------------------------------
1999:   Net Asset Value         --      --     $10.01     $10.89       $10.89
        Total Return            --      --       0.1%(b)   22.1%        22.3%(b)
--------------------------------------------------------------------------------


-------------------------------------------------
          Total Return - March 31, 2000 (a)
          ---------------------------------
Life of Fund (b) .......................   34.53%
-------------------------------------------------


                  Dividend History
-------------------------------------------------------
Payment (ex) Date   Rate Per Share   Reinvestment Price
-----------------   --------------   ------------------
December 27, 1999      $1.325             $10.89


(a) Total returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on August 31, 1999. The returns stated above cover short periods of less than one year beginning August 31, 1999 through March 31, 2000 and may not be indicative of long term results.
--------------------------------------------------------------------------------

unmanaged indicator of electric and gas utility stock performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Since inception on August 31, 1999 through March 31, 2000, the Fund had a cumulative total return of 34.53%. The S&P Utility Index declined 2.65%, while the Lipper Utility Fund Average rose 18.67% over the same period.

MONTHLY DISTRIBUTIONS

     The Fund has established a monthly distribution of $0.07 per month beginning January 27, 2000. The reinvestment prices and dates are noted below. The monthly distributions will be made as part of the Fund's policy of annually distributing approximately 8% of its net asset value.

Reinvestment Date   Reinvestment Price
-----------------   ------------------
January 27, 2000         $10.70
February 25, 2000        $10.85
March 29, 2000           $11.82

OUR APPROACH

      There are over 80 publicly traded investor-owned electric utilities in the U.S., and this is at least 50 more than we need. The balkanized structure of the industry is inherently inefficient, and competitive forces are now punishing inefficiency. The industry has consolidated substantially already, and would have done so even faster except for regulatory sclerosis impeding the pace of mergers and acquisitions. We are skeptical about the claims of the mega-utilities to be able to deliver superior returns, but we believe that the mid-cap and small-cap utilities are generally doing well on their own and over time are likely acquisition targets as the largest utilities seek increasing advantages of scale. Our investments in the electric stocks have generally focused on fundamentally sound, reasonably priced mid-cap and small-cap utilities that are logical acquisition targets for large utilities seeking to bulk up. We have not made major investments in the water sector for the moment, but as these stocks come back to more reasonable valuations we would expect to initiate positions. Our investments in the telephone utilities have been focused primarily on the larger domestic, incumbent local exchange carriers, although we do own some new entrants and foreign telecommunications companies.

COMMENTARY

IMPROVING FUNDAMENTALS AND SOME INTEREST RATE RELIEF

      Electric utilities are in good and improving condition. Those with low generating costs rarely have major problems, while the high cost generators have mostly restructured and are poised to recover their riskiest investments and move on. The biggest challenge facing most electric companies is how to redeploy capital and rising free cash flow at attractive rates of return. This is harder than it sounds. Electric utilities are using their excess capital to invest in telecommunications, Internet auction sites, electric and HVAC ("heating, ventilation and air-conditioning") contractors, and other ventures further afield. Many of these ventures are doomed to fail, in our opinion, and we tend to view skeptically the more grandiose visions of certain utilities.

      The condition of the gas distribution utilities is generally stable and sound. Pipeline companies are running into some earnings pressure as long term contracts run off and are replaced with shorter-term deals. In addition, near-term excess pipeline capacity is putting pressure on transportation rates. The pressure should be manageable, but we are watching developments carefully. Gas stocks, particularly the pipelines, were some of the better-performing stocks in the Fund's portfolio in the first quarter.

      Water companies, with few exceptions, are doing well in a low risk, highly capital-intensive business. Telecommunications companies continue to generate very impressive earnings growth in the face of mounting competitive pressures. The Fund has a substantial position in U.S. incumbent local exchange carriers, also known as the local telephone companies. These companies are generating earnings per share ("EPS") growth in the low teens, trade at half the market multiple and have solid balance sheets and substantial cash flows. The European telecommunications companies generally trade at substantial premiums to the local market and to their U.S. peer group. This valuation disparity is probably unsustainable, and the U.S. telecommunications companies are likely to appreciate in absolute terms and relative to their European peers.


LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

DPL INC. (DPL - $22.00 - NYSE) provides electric service to metropolitan Dayton, Ohio. In the past six months, DPL sold its gas distribution operations to Vectren Corp., sold a significant equity stake to KKR, and repurchased 25 million shares of stock in a self-tender. We sold most of the Fund's shares to the company in the tender at $23 per share, and when the stock sold off below $20 per share after the tender offer closed, we bought back into DPL. The stock is inexpensive based on current and prospective earnings, and has substantial unrealized gains in its sizeable investment portfolio. We think that KKR's involvement in the company may ultimately lead to a merger or leveraged buyout of DPL.

EDISON INTERNATIONAL (EIX - $17.00 - NYSE) stumbled badly in the first quarter. The company substantially overpaid for U.K. generating assets acquired from PowerGen plc in late 1999. British wholesale power prices plunged in the current contracting round, and Edison had to substantially reduce EPS growth targets in February after increasing them as recently as November. The share price was cut roughly in half as a result. We disapprove of utilities that pursue high-risk investment strategies in order to pump up earnings growth, precisely because these kinds of problems tend to result. Edison has, we think, learned a hard lesson from this, and is unlikely to repeat its mistakes. The stock is understandably very inexpensive even on the reduced earnings estimates, and absent a repeat of the British fiasco, should gradually rise in value.

KANSAS CITY POWER & LIGHT CO. (KLT - $27.00 - NYSE) did what we hoped and expected it would do and walked away from the planned merger with Western Resources. The stock price responded well, rising to $29.00 in the first quarter before selling off to $27.00. While the stock is clearly not the bargain that it was in the low $20s, we think that there is more value to be unlocked as the company's earnings improve once the Hawthorne plant returns to service, and the Digital Teleport, which could be worth $14 per KLT share, is monetized.

LG&E ENERGY CORP. (LGE - $22.875 - NYSE) serves most of the state of Kentucky. The company's core business is efficient and well managed, and LG&E enjoys some of the lowest generating costs in the U.S. The stock had fallen out of investor favor because of continuing losses in LG&E's wholesale power business, which the company had failed to resolve. During the first quarter, LG&E agreed to be acquired by PowerGen plc of the U.K. for approximately $24 per share in cash. The acquisition of LG&E marks the third purchase of a U.S. utility by a British utility in the past year. We think that there will be more activity by European strategic buyers in the U.S.

SPRINT CORP. (FON - $60.00 - NYSE) is the third-largest long distance carrier and the second-largest independent local telephone company in the U.S. Sprint agreed to be acquired by MCI WorldCom (WCOM - $45.3125 - Nasdaq) in the fourth quarter for stock valued at $76 per Sprint share. The substantial spread between the current Sprint share price and the agreed purchase price reflects the weak performance of MCI WorldCom's stock price, skepticism about the ultimate regulatory approval of the merger, and reduced appetite by arbitrageurs for telecom deals in the wake of the Qwest/US West/Deutsche Telekom upheaval in the first quarter. We think that MCI WorldCom's stock price is likely to rise as the merger nears approval, and that the regulatory issues, while substantial, are likely to be resolved favorably.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.


INTERNET

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.


IN CONCLUSION

      The major factors depressing utility stock prices have been rising long term interest rates and investors' infatuation with technology stocks. With long term interest rates perhaps having peaked for this cycle and with technology stocks now coming under pressure, utility stock price performance is likely to improve in both absolute and relative terms.


      The Fund's daily net asset value is available each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABUX. Please call us during the business day for further information.


                                                   Sincerely,

                                                   /S/ TIMOTHY P. O'BRIEN

                                                   TIMOTHY P. O'BRIEN, CFA
                                                   Portfolio Manager

April 14, 2000

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                 MARCH 31, 2000
                                 --------------
             Montana Power Co.              ALLTEL Corp.
             GTE Corp.                      Coastal Corp. (The)
             BellSouth Corp.                Williams Companies Inc. (The)
             Sprint Corp.                   US West Inc.
             MediaOne Group Inc.            Aviall Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI UTILITIES FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                    MARKET
     SHARES                                         VALUE
     ------                                         ------

              COMMON STOCKS -- 93.9%
              Aviation: Parts and Services -- 3.9%
     30,000   Aviall Inc.+ ....................  $  253,125
                                                 ----------
              CABLE -- 8.4%
      3,700   MediaOne Group Inc.+ ............     299,700
      2,500   Metromedia Fiber Network Inc.,
                 Cl. A+ .......................     241,875
                                                 ----------
                                                    541,575
                                                 ----------
              COMPUTER SOFTWARE AND SERVICES -- 1.4%
      6,000   InfoNow Corp.+ ..................      88,875
                                                 ----------
              ENERGY & UTILITIES: ELECTRIC -- 12.6%
      7,999   DPL Inc. ........................     177,478
      3,000   DTE Energy Co. ..................      87,000
      6,000   Eastern Utilities Associates ....     188,250
      5,000   Edison International ............      82,813
      3,000   IPALCO Enterprises Inc. .........      58,500
      5,000   Kansas City Power & Light Co. ...     145,000
      2,000   United Illuminating Co. .........      78,500
                                                 ----------
                                                    817,541
                                                 ----------
              ENERGY & UTILITIES: INTEGRATED -- 14.3%
      3,000   Enron Corp. .....................     224,625
      5,000   LG&E Energy Corp. ...............     114,375
      8,000   MCN Energy Group Inc. ...........     200,000
      6,000   Montana Power Co. ...............     384,000
                                                 ----------
                                                    923,000
                                                 ----------
              ENERGY AND UTILITIES: NATURAL GAS -- 13.8%
      6,000   Coastal Corp. (The) .............     276,000
      1,000   Eastern Enterprises .............      59,875
      4,000   El Paso Energy Corp. ............     161,500
      3,000   National Fuel Gas Co. ...........     133,687
      6,000   Williams Companies Inc. (The) ...     263,625
                                                 ----------
                                                    894,687
                                                 ----------
              TELECOMMUNICATIONS: BROADBAND -- 3.4%
      2,000   BroadWing Inc.+ .................      74,375
      4,000   ICG Communications Inc.+ ........     144,500
                                                 ----------
                                                    218,875
                                                 ----------


                                                    MARKET
     SHARES                                         VALUE
     ------                                         ------
              TELECOMMUNICATIONS: LOCAL -- 24.6%
      4,500   ALLTEL Corp. ....................  $  283,781
      6,500   BellSouth Corp. .................     305,500
     12,000   Global Telesystems Group Inc.+ ..     246,000
      4,400   GTE Corp. .......................     312,400
      1,500   SBC Communications Inc. .........      63,000
      3,600   US West Inc. ....................     261,450
      2,500   Versatel Telecom International
                 NV, ADR+ .....................     120,937
                                                 ----------
                                                  1,593,068
                                                 ----------
              TELECOMMUNICATIONS: LONG DISTANCE -- 6.2%
      2,500   Global Crossing Ltd.+ ...........     102,344
      4,800   Sprint Corp. ....................     302,400
                                                 ----------
                                                    404,744
                                                 ----------
              TELECOMMUNICATIONS: NATIONAL -- 3.5%
      1,800   BCE Inc. ........................     225,788
                                                 ----------
              WIRELESS COMMUNICATIONS -- 1.8%
      2,500   Western Wireless Corp., Cl. A+ ..     114,531
                                                 ----------
              TOTAL COMMON STOCKS .............   6,075,809
                                                 ----------

   PRINCIPAL
     AMOUNT
   ---------
              U.S. GOVERNMENT OBLIGATIONS -- 5.2%
   $339,000   U.S. Treasury Bills,
               5.91% to 6.06%++,
               due 04/18/00 to 04/27/00 .......     337,722
                                                 ----------
              TOTAL INVESTMENTS -- 99.1%
                (Cost $5,858,095) .............   6,413,531

              OTHER ASSETS AND
                LIABILITIES (NET) -- 0.9% .....      58,822
                                                 ----------
              NET ASSETS -- 100.0%
                (550,210 shares outstanding) ..  $6,472,353
                                                 ==========
 ------------------------
 +     Non-income producing security.
 ++    Represents annualized yield at date of purchase.
 ADR - American Depositary Receipt.

--------------------------------------------------------------------------------
                             GABELLI FAMILY OF FUNDS
--------------------------------------------------------------------------------

GABELLI ASSET FUND--------------------------------------------------------------
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI GROWTH FUND-------------------------------------------------------------
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND----------------------------------------------------
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI SMALL CAP GROWTH FUND---------------------------------------------------
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND----------------------------------------------------
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion. (NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND-------------------------------------------
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND-----------------------------------------
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (NO-LOAD)
                                               PORTFOLIO MANAGER: PATRICIA FRAZE

GABELLI EQUITY INCOME FUND------------------------------------------------------
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND--------------------------------------------------
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (NO-LOAD)
                             PORTFOLIO MANAGERS: SUSAN M. BYRNE & PATRICIA FRAZE

GABELLI WESTWOOD MIGHTY MITES[SERVICE MARK] FUND-------------------------------- Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                            TEAM MANAGED: MARIO J. GABELLI, CFA,
                                           MARC J. GABELLI, LAURA K. LINEHAN AND
                                                                 WALTER K. WALSH

GABELLI VALUE FUND--------------------------------------------------------------
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. MAX. SALES CHARGE:
5 1/2%
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND----------------------------------------------------------
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (NO-LOAD)
                                         PORTFOLIO MANAGER: TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND----------------------------------------------------------------
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI MATHERS FUND------------------------------------------------------------
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND-----------------------------------------
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

GABELLI CASH MANAGEMENT SHARES OF
THE TREASURER'S FUND------------------------------------------------------------
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI


AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES

  GABELLI GLOBAL TELECOMMUNICATIONS FUND
  Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                            TEAM MANAGED: MARIO J. GABELLI, CFA,
                                           MARC J. GABELLI AND IVAN ARTEAGA, CFA

  GABELLI  GLOBAL  CONVERTIBLE  SECURITIES  FUND
  Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (NO-LOAD)
                                                 PORTFOLIO MANAGER: HART WOODSON

  GABELLI GLOBAL GROWTH FUND
  Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                              PORTFOLIO MANAGER: MARC J. GABELLI

  GABELLI GLOBAL OPPORTUNITY FUND
  Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                             PORTFOLIO MANAGERS: MARC J. GABELLI
                                                                AND CAESAR BRYAN

GABELLI GOLD FUND---------------------------------------------------------------
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (NO-LOAD)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND-----------------------------------------------
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS. THE FUNDS LISTED ABOVE ARE DISTRIBUTED BY GABELLI & COMPANY, INC.
--------------------------------------------------------------------------------

           TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE
            PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND,
           INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY
                        BEFORE YOU INVEST OR SEND MONEY.
                              VISIT OUR WEBSITE AT:
                                 WWW.GABELLI.COM
                                    OR, CALL:
                                  1-800-GABELLI
                  1-800-422-3554 [BULLET] 914-921-5100 [BULLET]
                  FAX: 914-921-5118 [BULLET] INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

                           THE GABELLI UTILITIES FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                                BOARD OF TRUSTEES
              Mario J. Gabelli, CFA           Karl Otto Pohl
              CHAIRMAN AND CHIEF              FORMER PRESIDENT
              INVESTMENT OFFICER              DEUTSCHE BUNDESBANK
              GABELLI ASSET MANAGEMENT INC.

              Anthony J. Colavita             Werner J. Roeder, MD
              ATTORNEY-AT-LAW                 MEDICAL DIRECTOR
              ANTHONY J. COLAVITA, P.C.       LAWRENCE HOSPITAL

              Vincent D. Enright
              FORMER SENIOR VICE PRESIDENT
              AND CHIEF FINANCIAL OFFICER
              KEYSPAN ENERGY CORP.

                         OFFICERS AND PORTFOLIO MANAGERS
              Mario J. Gabelli, CFA           Timothy P. O'Brien, CFA
              PRESIDENT AND CHIEF             PORTFOLIO MANAGER
              INVESTMENT OFFICER

              Bruce N. Alpert                 James E. McKee
              VICE PRESIDENT AND TREASURER    SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Utilities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB470Q100SR


                                             [PHOTO OF MARIO J. GABELLI OMITTED]






THE
GABELLI
UTILITIES
FUND



                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 2000